                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                     M. DENNIS YOUNG
----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                   October __, 1998



Dear Fellow Stockholder:

     I am sending you the enclosed proxy statement and blue
proxy card to solicit your support in my bid to be elected to the Board of Directors of First Federal Financial Corporation of Kentucky. I believe that as a significant stockholder of the Company with 13 years of banking experience who is independent of
management I can provide a fresh voice to the Board.   I had
requested to be nominated by the Company but my request was ignored.

     I urge you to read the enclosed materials carefully and vote the enclosed blue proxy card in favor of my election to the Board. No matter how many shares you own, your vote is important. Even if you have already signed an earlier white proxy card, it is not too late to change your vote. You can change your vote by marking, signing and returning the enclosed blue proxy card in the envelope provided. Only the latest dated proxy will represent you at the Annual Meeting.

                              Sincerely,



                              M. Dennis Young

                   PROXY STATEMENT

                          OF

                    M. DENNIS YOUNG

      IN OPPOSITION TO THE BOARD OF DIRECTORS OF

    FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY


            ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD NOVEMBER 11, 1998

                        GENERAL

     This Proxy Statement and the enclosed BLUE Proxy Card are being furnished by M. Dennis Young to holders of the common stock, $1.00 par value per share (the "Common Stock") of First Federal Financial Corporation of Kentucky (the "Company") in connection with the Annual Meeting of Stockholders of the Company and any and all adjournments thereof (the "Annual Meeting"). According to the Company's Proxy Statement dated October 1, 1998, the Annual Meeting is to be held at the Company's home office, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday, November 11, 1998 at 5:00 p.m. According to the Company's proxy materials, the record date for the Annual Meeting was September 15, 1998. This Proxy Statement and BLUE Proxy Card are first being mailed to stockholders of record as of October __, 1998.

     THIS SOLICITATION IS BEING MADE BY M. DENNIS YOUNG AND NOT
ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     At the Annual Meeting five people will be elected as directors of the Company, three for three year terms and two for one year terms and in each case until their successors are elected and qualified. I am soliciting your proxy in opposition to management and in support of my election to the Company's Board of Directors. I urge you to vote for my election to the Board of Directors by executing and returning the enclosed BLUE proxy card. The Company is also soliciting proxies in favor of a new stock option and incentive plan. Stockholders who choose to vote on the BLUE proxy card may vote "FOR," "AGAINST" or abstain from voting as they see fit. I am not making a recommendation to stockholders as to how they should vote on such proposal but want to ensure that stockholders choosing to vote using the BLUE proxy card have the opportunity to vote on all matters to be addressed at the Annual Meeting. I am not an officer or director of the Company. Therefore, I did not assist in the preparation of the option plan or the description of the option plan included in the Company's proxy materials and therefore I do not represent that such disclosure is accurate or complete.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. PROPERLY VOTING THE BLUE PROXY CARD AUTOMATICALLY REVOKES ANY PROXY PREVIOUSLY SIGNED BY YOU.

     DO NOT RETURN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY. EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD, YOU CAN CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

 QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION OF
                    M. DENNIS YOUNG

1.   WHO ARE YOU AND WHY ARE YOU SOLICITING PROXIES?

     My name is M. Dennis Young. I am a financial consultant with the firm of Hilliard Lyons and up until March 1997 I was Senior Vice President of First Federal Savings Bank of Elizabethtown (the "Savings Bank") which is the principal subsidiary of the Company. I worked in all capacities of the Savings Bank during my 13 years of employment including operations, branch banking, lending and human resources.
     I am also a stockholder of the Company. Together with my family, I own 2.44% of the outstanding shares of the Company's Common Stock which makes me one of the Company's largest stockholders apart from the employee stock ownership plan. Based on the share ownership information disclosed in the Company's proxy statement, I own more shares than any current member of the Board. I am seeking a position on the Board of Directors of the Company because I believe the Board needs a fresh, independent voice from a person who will work diligently to further stockholders' best interests.

2.   I HAVE ALREADY RECEIVED A PROXY STATEMENT AND WHITE PROXY
     CARD FROM THE COMPANY.   WHY AM I NOW RECEIVING YOUR PROXY
     MATERIALS?

     The proxy statement dated October 1, 1998 and the white proxy card were sent by management of the Company. It provides certain information about management's nominees for director. This proxy statement provides information about me and my election to the board.

3.   I HAVE ALREADY SIGNED A WHITE PROXY CARD.  I WOULD LIKE TO
     VOTE FOR YOU, BUT HOW CAN I CHANGE MY VOTE?

     If you have already signed and returned a white proxy card, you can change your vote by signing, dating and returning to me the enclosed BLUE proxy card. This will cancel your vote on the white proxy card. Only the latest dated proxy card will be counted at the Annual Meeting. You can also change your vote by attending and voting at the Annual Meeting.

4.   THE COMPANY'S PROXY CARD LISTED FIVE NOMINEES BUT YOU ONLY
     HAVE ONE.  HOW COME?

     A total of five directors are up for election at the Annual Meeting. I am only seeking to have myself elected to the Board. If I am elected, four of management's nominees will also be elected.

5.   WHAT IS CUMULATIVE VOTING AND HOW DOES IT AFFECT THIS
     ELECTION?

     Under Kentucky law cumulative voting is required in the election of directors. Cumulative voting permits stockholders to cumulate their votes by multiplying the number of shares held by the stockholder by the number of directors to be elected. Each stockholder is then entitled to distribute the total number of votes among one or more candidates. For example, if you own 100 shares of Common Stock, you are entitled to 500 votes in the election of directors.

     If you sign and return a blue proxy card, I will use all of your votes towards my election. REMEMBER, HOWEVER, THAT ONLY THE LATEST DATED PROXY WILL BE COUNTED!

6.   WHAT DO YOU INTEND ON DOING IF YOU ARE ELECTED TO THE
     BOARD OF DIRECTORS?

     If elected, I will not be able to control a majority of the Board. I hope, however, that I can provide valuable input to the Board's decision making as a result of my experience. Given my significant share ownership, I
     believe that I am more in touch with the concerns of the stockholders as a whole and will ensure that stockholders' interests are always given first priority.

7.   MY SHARES ARE HELD IN A BROKERAGE ACCOUNT.  HOW DO I VOTE?

     If you own shares in the name of a brokerage firm, your broker cannot vote your shares for me unless your broker receives your specific instructions. Please sign, date and return to your broker as soon as possible the materials you should have received from your broker along with this Proxy Statement. If you have not received any instructions from your broker telling you what to do, please contact your broker as soon as possible.

8.   IF I WOULD LIKE TO VOTE FOR YOU AND CERTAIN OF
     MANAGEMENT'S NOMINEES, CAN I EXECUTE BOTH MANAGEMENT'S
     PROXY CARD AND THE ENCLOSED BLUE PROXY CARD?

     No. Only your latest dated proxy will be counted at the Annual Meeting. If you sign and return both a white proxy card and the enclosed BLUE proxy card, only the latest dated proxy card will be counted. If you would like to vote for me and for certain of management's nominees, you must attend the Annual Meeting and vote in person. If your shares are held in a brokerage account, you must obtain a proxy from your broker allowing you to vote at the Annual Meeting.

9.   HOW CAN I GET MORE INFORMATION?

     If you have any questions, please feel free to contact me at (___) ___-____. I will be attempting to reach stockholders to discuss my concerns as well.


         BACKGROUND OF THE PROXY SOLICITATION

     On August __, 1998, Mary Gay Overall Young notified the Company of her intention to nominate me to the Board of Directors of the Company. By letter dated August 28, 1998, she was informed that her nomination was rejected because of her apparent failure to comply with certain technical provisions of the Articles of Incorporation. Mrs. Young resubmitted the nomination by letter dated September 21, 1998. Such nomination complied fully with the Articles of Incorporation. However, the Company did not respond nor did the Company even mention the nomination in the proxy materials it mailed to you. I met with the Chairman of the Company on September 30, 1998 to personally discuss my interest in serving on the Board and my concerns with respect to the operations of the Company. Not only way my request rejected but I was informed by the Chairman that if I proceeded with my plan to get myself elected to the Board of Directors of the Company, the Board did not intend to appoint me to the Board of Directors of the Savings Bank. Currently, all members of the Board of Directors of the Company also serve on the Board of Directors of the Savings Bank.

     I strongly believe that the Board of Directors is in need of a fresh perspective, particularly from an individual with over 13 years of banking experience. As you are all aware, banking is an extremely competitive industry. Within the past year alone, two new banks have opened in Elizabethtown. Neither the Company nor the Savings Bank can successfully compete unless it changes. Further, the Board needs to more fully consider transactions that may further the stockholder value. Currently, the Company is extremely overcapitalized when compared to its peers. The Board should consider transactions to better leverage the Company's excess capital, or consider increasing the quarterly cash dividend or declaring a special dividend.

     In addition, I am a large stockholder. Based on the stock ownership information included in the Company's proxy materials, I own more stock than any current member of the Board! As such, I believe that my interests will be more closely aligned with the interests of stockholders as a whole.

     For these reasons, I decided to solicit proxies in favor of my election to the Board of Directors. On October 13, 1998, I requested that the Company provide me with a copy of the Company's shareholder list. As required by the federal securities laws, I filed preliminary proxy materials with the Securities and Exchange Commission on October 15, 1998 and definitive proxy materials as of the date hereof.

           VOTING AND REVOCATION OF PROXIES

     The proxies I solicit will be voted at the Annual Meeting for my election to the Company's Board of Directors. As of the date of this Proxy Statement, I am not aware of any other matters to be presented for action at the Annual Meeting other than the election of Directors and the other matters referred to in the Company Proxy Statement. However, should any other business properly come before the Annual Meeting, or before any postponement or adjournment thereof, which the proxy holder does not know a reasonable time before the Annual Meeting will be presented, the enclosed BLUE proxy card confers upon the person entitled to vote the shares represented thereby discretionary authority to vote in respect of any such other business.

     Execution of my BLUE proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. As set forth in the Company Proxy Statement, any shareholder who executes and delivers a proxy has the right to and may revoke it at any time before it is exercised by (i) filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date of (ii) attending the Annual Meeting and voting in person and by voting in person at the Annual Meeting. Attendance at the Annual Meeting, however, will not in and of itself revoke a proxy. Whether or not you plan to attend the Annual Meeting, please mark, sign and date the enclosed BLUE proxy card and return it in the accompanying envelope as soon as possible.

     In addition to the use of the mails, proxies may be solicited by me, through the use of telephone, fax, telegram and personal solicitation. I will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held by such institutions or persons, and I will reimburse such institutions and persons for their reasonable costs of forwarding such material.

          PROPOSAL I - ELECTION OF DIRECTORS

     Five directors are to be elected at the Annual Meeting, two for a one year term and three for three year terms. I am seeking a three year term. Under Kentucky law, there is cumulative voting in the election of directors of the Company. As such, you are entitled to cast a number of votes in the election of directors equal to the number of shares of Common Stock you own multiplied by the number of directors up for election. Such votes may be allocated amongst the nominees as you specify. If you execute and return a BLUE proxy card, I intend to vote all of your votes in favor of my election to the Board of Directors.

     I am 39 years old. My principal occupation is that of a financial consultant. Since May 1997, I have been employed by the brokerage firm of J. J. B. Hilliard, W. L. Lyons, Inc. 240 West Dixie, Elizabethtown, Kentucky 42701. Prior to joining Hilliard Lyons, I was employed by the Savings Bank for over 13 years. My last position at the Savings Bank was Senior Vice President and Chief Financial Officer, a position I held for nearly two years. Prior to that position, I was a Senior Vice President whose responsibilities included personnel, branch operations and lending. During my tenure at the Savings Bank, I had the opportunity to work in all of the key areas of the Savings Bank. As such, I believe my experience would allow me to make a significant contribution to the Board from the outset.

     Neither I nor any other party who may be deemed a participant in this proxy solicitation nor any of our associates; (i) is, or since the beginning of the Company's last fiscal year have been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, (ii) have, or during the past two years had, a direct or indirect interest in any transaction or series of similar transactions or in any currently proposed transaction or series of proposed transactions to which the Company, or any of its subsidiaries, was or is to be a party, (iii) have any arrangement or understanding with any person with respect to any future transactions to which the Company or any of its affiliates will or may be a party, or (iv) have any arrangement or understanding with any person with respect to future employment by the Company or its affiliates. I have a $7,500 line of credit from the Savings Bank and, as of the date of this proxy statement, no amounts were outstanding. This loan was made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Neither I nor any of my associates has any arrangement or understanding with any other person or persons pursuant to which either of us will be nominated as a director of the Company. Neither I, nor any of my associates, has any interest in the matters to be voted upon at the Annual Meeting other than the election of directors and any interest, if any, as stockholders of the Company.

     I am also a significant stockholder of the Company. As of the date of this Proxy Statement, I beneficially own 100,724 shares of Common Stock which represents 2.44% of the outstanding shares as of the record date for the Annual Meeting. Of such amount, 10,167 shares are held jointly with my wife, 38,260 shares are held in her name only, 10,954 shares are held in IRA accounts and 41,343 shares are held as custodian for minor children. Additional information regarding transactions by me in the Common Stock during the past two years are set forth on Appendix A to the Proxy Statement.


                     OTHER MATTERS

     Based on the Company's proxy statement dated October 1, 1998, I assume that the only matters to be considered at the Annual Meeting will be the election of five directors and the consideration of a stock option and incentive plan. If other matters are properly presented at the Annual Meeting, the BLUE proxy will grant me authority to vote such proxy in my discretion on such matters including matters incident to the conduct of the Annual Meeting. Although I am not aware of any such matters to be presented, if any are presented, I intend to vote in accordance with my best judgment on such matters.

     As I am not an officer or director of the Company, I do not have access to certain information required to be included in a proxy statement. Therefore, as permitted by the securities rules and regulations, the following information is incorporated by reference to the proxy materials provided to you by the
Company: (i) the mailing address of the Company, (ii) the number of shares outstanding as of the Record Date, (iii) the information contained under the heading "SHAREHOLDER PROPOSALS" in the Company's proxy statement, (iv) the information under the heading "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF" in the Company's proxy statement, (v) the information under the heading "PROPOSAL I -- ELECTION OF DIRECTORS -- MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS" in the Company's proxy statement, (vi) the information under the heading "PROPOSAL II -- APPROVAL OF THE 1998 STOCK OPTION AND INCENTIVE PLAN" in the Company's proxy statement, and (vii) the information under the heading "SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE" in the Company's proxy statement. I have no knowledge as to the accuracy or completeness of the referenced sections of the Company's proxy statement.

     The expense of preparing and mailing this Proxy Statement and any other soliciting materials as well as my cost of soliciting proxies, will be borne by me but, if elected, I will seek reimbursement of such costs and expenses from the Company, to the extent permitted by law. As of the date of this Proxy Statement, I estimate that my total costs associated with this proxy solicitation will be $_______ of which I have spent $_____ to date.


                       IMPORTANT

     IF YOU HAVE ALREADY SIGNED AND RETURNED A WHITE PROXY
CARD, I ASK THAT YOU SUPPORT ME BY SIGNING AND RETURNING A BLUE
PROXY CARD IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE.

     PLEASE NOTE -- IF YOU WISH TO SUPPORT ME AND DECIDE TO
RETURN A BLUE PROXY CARD, ANY LATER-DATED WHITE PROXY CARD WILL
CANCEL THAT VOTE.


                      APPENDIX A

     During the past two year, all of my transactions in the Common Stock were sales as detailed below. I have not borrowed any money to purchase or carry the shares of Common Stock I beneficially own.

     DATE           SELLER              NUMBER OF SHARES SOLD
     ----           ------              ---------------------
     9/23/97          1                        200
     9/24/97          1                        200
     10/16/97         1                      1,000
     10/22/97         1                         64 (Gift)
     2/18/98          1                        500
     2/25/98          1                      1,800
     4/13/98          1                      4,517
     3/11/98          2                      5,000
     3/27/98          2                      2,000
     4/2/98           2                        500
     4/13/98          2                      4,500
     10/10/97         3                        500
     10/13/97         3                        500
     10/14/97         3                        100
     10/15/97         3                      1,000
     10/16/97         3                        100
     10/20/97         3                      1,000
     10/29/97         3                      1,000
     10/31/97         3                      2,500
     11/4/97          3                        500
     12/26/97         3                      1,000
     12/29/97         3                      2,500
     1/5/98           3                      1,500
     4/13/98          4                      5,483

_____
1=Shares owned jointly with spouse
2=Shares owned by spouse
3=Shares held in IRA account
4=Shares held as custodian for minor children

/TABLE

                    M. DENNIS YOUNG

  REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

    FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

     The undersigned, a stockholder of First Federal Financial Corporation of Kentucky, a Kentucky corporation (the "Company") hereby appoints M. Dennis Young, as the proxy of the undersigned, with full powers of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on November 11, 1998, and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

     1.   Election of Directors

     _____ FOR M. Dennis Young     ____WITHHOLD AUTHORITY

     2.   Approval of the 1998 Stock Option and Incentive Plan

     _____ FOR      ____ AGAINST        ____ABSTAIN

     The proxy is hereby authorized to vote in his discretion on all other matters which may properly come before the Annual
Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF M. DENNIS YOUNG AS A DIRECTOR OF THE COMPANY AND WILL ABSTAIN FROM VOTING ON PROPOSAL 2. IF ANY OTHER MATTERS COME BEFORE THE ANNUAL MEETING, INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING, IT WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS. UNLESS OTHERWISE INDICATED BY THE STOCKHOLDER, A VOTE FOR THE NOMINEE WILL GIVE THE PROXY THE AUTHORITY TO CUMULATE ALL VOTES THE UNDERSIGNED IS ENTITLED TO CAST IN THE ELECTION OF DIRECTORS FOR SUCH NOMINEE.

     The undersigned hereby acknowledges receipt of the proxy statement dated October __, 1998 of M. Dennis Young.

Date:___________________________

Signature:________________________

Signature, if held jointly:____________________________

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. IF SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY IN THE ENCLOSED
ENVELOPE.